The Wright EquiFund Equity Trust

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                       Wright EquiFund-Belgium/Luxembourg
                         Wright EquiFund-Hong Kong/China
                              Wright EquiFund-Japan
                             Wright EquiFund-Mexico
                           Wright EquiFund-Netherlands
                             Wright EquiFund-Nordic


                          Supplement to the Prospectus
                                      dated
                                   May 1, 1998


For each Fund offered by this Prospectus, effective for shares purchased after October 12, 1998, a redemption fee of 1% of the redemption proceeds will be assessed on the redemption of shares of the Funds redeemed within six months of purchase. This redemption fee will be paid by each redeeming shareholder to, and retained by, the respective Fund. Consistent with the foregoing, the "Shareholder and Fund Expense" table on page 5 is revised by the insertion of "1%*" on each "Redemption Fee" line and the following footnote:

*Applicable only to shares purchased after October 12, 1998 and redeemed within six months of purchase.

No redemption fee will be payable or imposed with respect to shares of the Funds purchased by an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Funds or their Principal Underwriter.




October 12, 1998